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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


         Date of Report (Date of earliest event reported): JULY 23, 1997
                                                           -------------


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of Registrant as specified in charter)



           DELAWARE                                   0-22411                             56-1857809
----------------------------                  ------------------------                -------------------
(State or other jurisdiction                  (Commission file number)                   (IRS employer
      of incorporation)                                                               identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (704) 334-9905
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT
NUMBER        EXHIBIT

25.1 Form T-1 Statement of Eligibility and Qualification of Senior Trustee under the Trust Indenture Act of 1939, which is filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-25575, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

25.2 Form T-1 Statement of Eligibility and Qualification of Subordinated Trustee under the Trust Indenture Act of 1939, which is filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-25575, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                       2






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                    SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                    By:  SUMMIT PROPERTIES INC.,
                                         its general partner


Dated: July 23, 1997                By: /s/ Michael L. Schwarz
                                        --------------------------------------
                                        Michael L. Schwarz
                                        Executive Vice President
                                        Chief Financial Officer